Exhibit 99.1

MOPALS INC. AND SUBSIDIARIES
(A Development Stage Company)
(A Nevada Corporation)

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

TABLE OF CONTENTS

Page

Consolidated Balance Sheet	F-3

Consolidated Statement of Operations	F-4

Consolidated Statement of Cash Flows	F-5

Consolidated Statement of Stockholders' Deficit	F-6

Notes to the Consolidated Financial Statements	F-7 to F-11

Certified Public Accountants | 280 Kenneth Drive, Suite 100 | Rochester, New York 14623 | 585.427.8900 | EFPRotenberg.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Mopals Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of Mopals Inc. and Subsidiaries as of December 31, 2012, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the period since inception (August 7, 2012) through December 31, 2012. Mopals Inc. and Subsidiaries's management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mopals Inc. and Subsidiaries as of December 31, 2012, and the results of its operations and its cash flows for the period since inception (August 7, 2012) through December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, these conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

EFP Rotenberg, LLP
Rochester, New York
March 18, 2013

MOPALS Inc.
(A Development Stage Company)
(A Nevada Corporation)
CONSOLIDATED BALANCE SHEET

December 31,
2012
ASSETS
Cash	$175,799
Prepaid & Other Assets	32,317
Total Current Assets	208,116

Equipment, net (note 5)	55,322
Total Assets	$263,438

LIABILITIES AND STOCKHOLDERS' DEFICIT
Accounts Payable & Accrued Liabilities	20,348
Loans from Shareholder (note 6)	364,315
Total Liabilities	$384,663
Commitments and Contingencies (note 7)

Capital Stock; par value $0.001, 100,000,000 shares authorized, 41,000,000
issued & outstanding (Note 8)	41,000
Shares Subscribed (Note 9)	2,250,000
Share Subscriptions Receivable (Note 9)	(2,250,000)
Deficit Accumulated During the Development Stage	(163,237)
Accumulated Other Comprehensive Income	1,012
Total Stockholders' Deficit	$(121,225)

Total Liabilities and Stockholders' Deficit	$263,438

The accompanying notes are an integral part of these financial statements.

MOPALS Inc.
(A Development Stage Company)
(A Nevada Corporation)
CONSOLIDATED STATEMENT OF OPERATIONS

For the Period August 7, 2012 (inception) to December 31, 2012

REVENUES	$-

EXPENSES
Consultants & Contractors	116,378
General & Administrative Expenses	20,972
Occupancy Costs	24,784
Depreciation	1,103
Total Expenses	163,237

NET (LOSS)	$(163,237)

Total Other Comprehensive Income
Foreign Currency Translation Adjustment	1,012

Total Comprehensive (Loss)	$(162,225)

Net (Loss) per share — Basic and Diluted (note 10)	$(0.00)

Weighted Average Number of Shares Outstanding — Basic and Diluted During the Period	41,000,000

The accompanying notes are an integral part of these financial statements.

MOPALS Inc.
(A Development Stage Company)
(A Nevada Corporation)
CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period August 7, 2012 (inception) to December 31, 2012
Cash Flows used in Operating Activities
Net (Loss)	$(163,237)
Adjustments to reconcile net (loss) income to net cash from operating activities:
Depreciation	1,103
Increase in Accounts Payable & Accrued Liabilities	20,348
Increase in Prepaids & Other Assets	(32,317)

Net Cash Flows used in Operating Activities	(174,103)

Cash Flows from Financing Activities
Shares Issued	41,000
Increase in Shareholders' Loan	364,315
Net Cash Flows from Financing Activities	405,315

Cash Flows used in Investing Activities
Purchases of Capital Equipment	(56,418)
Net Cash Flows used in Investing Activities	(56,418)

Net Cash Flows	$174,794

Effects of Exchange Rate on Cash	$985

Cash and Cash Equivalents — Beginning of Period	-
Cash and Cash Equivalents — End of Period	$175,779

The accompanying notes are an integral part of these financial statements.

MOPALS Inc.
(A Development Stage Company)
(A Nevada Corporation)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
FOR THE PERIOD AUGUST 7, 2012 (INCEPTION) TO DECEMBER 31, 2012

	Common Stock		Additional Paid In	Shares	Share Subscriptions	Accumulated Deficit during	Accumulated Other Comprehensive	Total Shareholders'
	Shares	Amount	Capital	Subscribed	Receivable	Development	Income	Deficit
Balance, August 7, 2012 (date of inception)

Issuance of common stock	41,000,000	41,000	-	-	-	-	-	41,000
Shares Subscribed (note 7)	9,000,000	9,000	-	2,250,000	-	-	-	2,259,000
Share Subscriptions Receivable (note 7)	(9,000,000)	(9,000)	-	-	(2,250,000)	-	-	(2,259,000)
Translation Adjustment	-	-	-	-	-	-	1,012	1,012
Net Accumulated Deficit	-	-	-	-	-	(163,237)	-	(163,237)

Balance December 31, 2012	41,000,000	$41,000	-	$2,250,000	$(2,250,000)	$(163,237)	$1,012	$(121,225)

The accompanying notes are an integral part of these financial statements.

MOPALS Inc.
(A Development Stage Company)
(A Nevada Corporation)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

1.	NATURE OF OPERATIONS AND ORGANIZATION

Nature of Operations

Mopals Inc. and its subsidiaries ("Mopals" or the "Company") were incorporated August 7, 2012 and are organized under the laws of the State of Nevada.

Mopals operations are presently conducted through the Company's wholly owned subsidiary, Mopals Inc. (an Ontario, Canada company). The planned operations of the Company consist of becoming a social media rewards platform in Canada and the United States.

2.	BASIS OF PRESENTATION

The Company has not earned any revenues from limited principal operations and accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in ASC 915 Accounting and Reporting by Development Stage Enterprises. The disclosures required by ASC 915 include that the Company's fmancial statements be identified as those of a development stage company, and that the statements of operations, stockholders' deficit and cash flows disclose activity since the date of the Company's inception.

3.	GOING CONCERN

These financial statements have been prepared assuming the Company will continue on a going-concern basis. The Company has incurred losses since inception and the ability of the Company to continue as a going-concern depends upon its ability to develop profitable operations and to continue to raise adequate financing. Accumulated Losses from inception to December 31, 2012 total $163,237. In order for the Company to meet its liabilities as they come due and to continue its operations, the Company is solely dependent upon its ability to generate such fmancing.

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America. Presented below are those policies considered particularly significant:

Basis of Consolidation and Presentation

The accompanying consolidated financial statements include the accounts of the Company, and its wholly-owned subsidiary. All inter-company transactions and balances have been eliminated upon consolidation.

MOPALS Inc.
(A Development Stage Company)
(A Nevada Corporation)
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Method of Accounting

The Company maintains its books and prepares its fmancial statements on the accrual basis of accounting.

Cash and Cash Equivalents

The Company maintains cash and cash equivalents at fmancial institutions which may exceed federally insured amounts.

Comprehensive Income or Loss

The Company adopted ASC 220-10, which establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income is presented in the statements of stockholders' deficit, and consists of net loss and unrealized gains (loss) on available for sale marketable securities; foreign currency translation adjustments and changes in market value of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with ASC 715-10. ASU 2011-05 requires the presentation of other comprehensive income to be in a single, continuous statement or in two separate, but consecutive statements. The Company presents in a single, continuous statement.

Earnings (Loss) Per Share

The Company accounts for earnings per share pursuant to ASC 260-10-05, Earnings per Share, which requires disclosure on the fmancial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common stock outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common stock outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each period.

There were no dilutive financial instruments for the period from August 7, 2012 (inception) to December 31, 2012.

Financial Instruments

In accordance with ASC 825-10-50, "Disclosures About Fair Value of Financial Instruments" ("SFAS No. 107"), the estimated fair value of financial instruments has been determined by the Company using available market information and valuation methodologies. Considerable judgment is required in estimating fair value. Accordingly, the estimates may not be indicative of the amounts the Company could realize in a current market exchange. As of December 31, 2012, the carrying values of accounts payable and accrued liabilities approximate the fair value attainable because of the short-term maturity of these instruments.

In accordance with ASC 820-10, "Defming Fair Value Measurement", the Company adopted the standard which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.

Equipment

Equipment is stated at cost. Depreciation is calculated using the following annual rates and methods based on the estimated useful lives of the assets:

Computer Hardware	30% declining
Computer Software	30% declining
Furniture and Equipment	20% declining

MOPALS Inc.
(A Development Stage Company)
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company accounts for income taxes pursuant to ASC 740-10, "Accounting for Income Taxes." Deferred tax assets and liabilities are recorded for differences between the fmancial statements and tax basis of the assets and liabilities as well as the loss carry-forward that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

Use of Estimates

The preparation of fmancial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the fmancial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known. The accounting estimate that requires management's most significant judgment is the measurement of accrued liabilities.

Foreign Currency Translation

Exchange differences arising on the translation of non-monetary items carried at fair value are included in profit or loss for the period except for the differences arising on the translation of non-monetary items in respect of which gains and losses are recognized directly in equity. Exchange differences arising from such non-monetary items are also recognized directly in equity.

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position or cash flow.

MOPALS Inc.
(A Development Stage Company)
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

5.	EQUIPMENT

The net book value of property, plant & equipment as of December 31, 2012 was as follows:

	Cost	Amortization	Net Book Value
Computer hardware	23,242	602	22,640
Computer Software	23,125	-	23,125
Furniture & Equipment	10,051	494	9,557
Total	$56,418	$1,096	$55,322

Depreciation expense since August 7, 2013 (inception) amounted to $1,452 including depreciation expenses for computer hardware and furniture and equipment. No depreciation expense was taken on the computer software as it was not in service until 2013.

6.	ADVANCES FROM SHAREHOLDER

As of December 31, 2012, the controlling shareholder and Chief Executive Officer of the Company had advanced $364,315 to fund the working capital of the Company. The advances are unsecured, non-interest bearing and due on demand.

7.	COMMITMENTS & CONTINGENCIES

As at December 31, 2012, the Company had agreements to continue leasing office space. The schedule below outlines the expected lease payments over the life of the lease:

2013	$97,668
2014	$24,417

In the normal course of business, the Company becomes involved in various legal actions seeking compensatory and occasionally punitive damages, including actions brought on behalf of various purported classes of claimants and claims relating to employee and third-parties.

8.	CAPITAL STOCK

a) Authorized

100,000,000 Common Shares with a par value of $0.001.

b) Issued

41,000,000 Shares were issued at par value on August 7, 2012 (inception).

9.	SHARE SUBSCRIPTIONS

On December 21, 2012, the Company agreed to issue 9,000,000 shares of the Company to private investors for subscriptions receivable of $2,250,000. On December 31, 2012, the balance of the subscription receivable was $2,250,000.

MOPALS Inc.
(A Development Stage Company)
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

10.	LOSS PER SHARE

The Company calculates basic earnings per common share using net income divided by the weighted-average number of common shares outstanding. The Company calculates diluted earnings per common share in the same manner as basic, except we use the weighted-average number of diluted common shares outstanding in the denominator, when the stock options and warrants are not anti-dilutive.

2012
Weighted average number of common shares outstanding	41,000,000
Weighted-average number of diluted common shares outstanding	41,000,000

11.	INCOME TAXES

The Company accounts for income taxes in accordance with ASC 740-20, (formerly SFAS No. 109). ASC 740-20 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the fmancial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Under ASC 740-20 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the fmancial statements than for tax purposes.

As of December 31, 2012, the Company did not have any amounts recorded pertaining to uncertain tax positions. The Company files federal and provincial income tax returns in Canada and federal, state and local income tax returns in the U.S., as applicable. The Company may be subject to a reassessment of federal and provincial income taxes by Canadian tax authorities for a period of three to five years from the date of the original notice of assessment in respect of any particular taxation year. In certain circumstances, the U.S. federal statute of limitations can reach beyond the standard three year period. U.S. state statutes of limitations for income tax assessment vary from state to state.